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                                                         Exhibit (10)(ii)(A)(ii)


                         AMERICAN GREETINGS CORPORATION

                 RESOLUTIONS OF BOARD OF DIRECTORS CONSTITUTING
                             EXECUTIVES' BONUS PLAN


Resolution Adopted January 27, 1950
-----------------------------------

          RESOLVED that, until further order of this Board of Directors, the basic salaries of the President and Vice Presidents shall be at the following respective annual rates:

          Jacob Sapirstein, President     -      $40,000
          Irving I. Stone, Vice President -       40,000
          Morris S. Stone, Vice President -       40,000
          Harry H. Stone, Vice President  -       40,000
          Joe Zel, Vice President         -       23,000

     and that, within seventy-five days after the close of each fiscal year of the Corporation, beginning with its present fiscal year, there shall be paid to each of said officers a bonus computed by applying against his basic salary the percentage by which the net profits of the Corporation for that fiscal year exceed the sum of $1,100,000, the net profits, for the purposes of this resolution, being defined to be the net profits before adjustment for capital gains and losses, all taxes based on or measured by net income, all contributions made or to be made to the employees' current and deferred profit sharing plans as such plans now exist or may be amended, and these bonuses; provided, however, that if in any fiscal year the net profits, as above defined, are less than the sum of $1,100,000, then such deficiency shall, for the purpose of computing these bonuses, be carried over to the next succeeding fiscal year and applied to reduce the amount, if any, by which the net profits, as above defined, for that fiscal year exceed the sum of $1,100,000, and if there is no such excess in that year, or if such deficiency is not entirely absorbed by such application, then such deficiency or the unabsorbed remainder thereof, as the case may be, shall, for the purpose of computing these bonuses, be carried over to the second succeeding fiscal year and applied to reduce the amount, if any, by which the net profits, as above defined, for that fiscal year exceed the sum of $1,100,000, and if there is no such excess in that year, or if such deficiency is not entirely absorbed by such application, then such deficiency, or the unabsorbed remainder thereof, as the case may be, shall, for the purpose of computing these bonuses, be similarly carried over successively to the third and following fiscal years until entirely 50 absorbed; provided, further, that no bonus shall be paid to any of said officers with respect to any fiscal year of the Corporation as of the end of which the Corporation does not have an excess of current assets over liabilities, as defined in the notes dated June 28, 1946 by the Corporation to The Cleveland Trust Company and The National City Bank of Cleveland in the amounts of $500,000 each, of at least $1,000,000 and a ratio of current assets to such liabilities of at least 1.75 to 1, all determined as provided in said notes; provided, further, that in no event shall the total of the basic salary and bonus to be paid to any said officer with respect to any fiscal year exceed by more than one-third the total

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     of the basic salary and bonus paid to such officer with respect to the next preceding fiscal year; and also provided, further, that all computations made pursuant to this resolution and all questions arising under this resolution shall be made and decided by Messrs. Ernst & Ernst, or such other firm of certified public accountants as may then be acting as the auditors of the Corporation, whose determination shall be final and conclusive upon all parties.


Resolution Adopted February 24, 1950
------------------------------------

          RESOLVED that, until further order of this Board of Directors, the basic salary of Joe Zel, Vice President, shall be at the rate of $25,000.00 per annum, effective March 1, 1950, and that all other conditions of his compensation remain the same as stipulated in the resolution of the Board of Directors adopted at its January 27, 1950 meeting pertaining to the compensation of the President and the Vice Presidents of the Corporation.

Resolution Adopted June 30, 1950
--------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors of the Corporation held on January 27, 1950 be, and the same hereby is, amended to include, until further order of this Board, Louis
     F. Salchow, Controller, Assistant Secretary and Assistant Treasurer, at a basic salary at the annual rate of $13,500, such inclusion to begin with the present fiscal year of the Corporation, and such participation to be subject to all the terms, conditions, provisions and limitations of said executives' bonus plan as now or hereafter constituted.

Resolution Adopted February 23, 1951
------------------------------------

          RESOLVED that, until further order of this Board of Directors, the basic salary of Louis F. Salchow, Controller, Assistant Secretary and Assistant Treasurer, shall be at the annual rate of $16,000.00, effective March 1, 1951.

          FURTHER RESOLVED that the resolution with reference to the participation of Louis F, Salchow in the Executives' Bonus Plan as set forth and adopted at the meeting of the Board of Directors of the Corporation held on June 30, 1950, be and the same is hereby amended to increase, until further order of this Board, the basic salary at the annual rate of $13,500.00 to $16,000.00, effective March 1, 1951.

Resolution Adopted March 28, 1952
---------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, and February 23, 1951, respectively, be; and the same hereby is;


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     further amended to provide that until further order of this Board any bonus payable under said resolution of January 27, 1950 for any fiscal year beginning after February 29, 1952 to any of the following officers, to wit, Jacob Sapirstein, President, Irving I. Stone, Vice President, Morris
     S. Stone, Vice President, and Harry H. Stone, Vice President, shall in no event exceed such amount which when added to the basic salary of such officer for the fiscal year involved and the amount payable to him for such fiscal year under the employees' current profit sharing plan of the Corporation, as such plan now exists or may be amended, shall constitute a total of $50,000 for such fiscal year.


Resolution Adopted February 4, 1953
-----------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, and March 28, 1952,
     respectively, be, and the same hereby is, further amended to provide that until further order of this Board any bonus payable under said resolution of January 27, 1950, as so amended, for any fiscal year beginning after February 29, 1952 to either of the following officers, to wit, Joe Zel, Vice President, and Louis F. Salchow, Vice President, shall in no event exceed such amount which when added to the basic salary of such officer for the fiscal year involved and the amount payable to him for such fiscal year under the employees' current profit sharing plan of the Corporation, as such plan now exists or may be amended, shall constitute in the case of said Joe Zel a total of $48,000.00, and in the case of said Louis F. Salchow a total of $30,000.00, for such fiscal year.

Resolution Adopted June 26, 1953
--------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, March 28, 1952, and
     February 4, 1953, respectively, be, and the same hereby is, further amended to provide that until further order of this Board the limitations imposed by said resolutions adopted at the meetings of the Board of Directors held on March 28, 1952 and February 4, 1953 with respect to the amount of bonus shall apply only to any bonus payable for a fiscal year for which the net profits of the Corporation as defined in said resolution of January
     27, 1950 shall not exceed the sum of $2,500,000, and that if the net profits of the Corporation as so defined shall for any fiscal year beginning after February 28, 1953 exceed said sum of $2,500,000, then any bonus payable for such fiscal year under said resolution of January 27, 1950 as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, and February 23, 1951 shall in no event exceed such amount which when added to the


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     basic salary of such officer for such fiscal year and the amount payable to him for such fiscal year under the employees' current profit sharing plan of the Corporation as such plan now exists or may be amended shall constitute a total sum which shall bear the same ratio in the case of each of Jacob Sapirstein, President, Irving I. Stone, Vice President, Morris S. Stone, Vice President, and Harry H. Stone, Vice President, to the sum of $50,000, and in the case of Joe Zel, Vice President, to the sum of $48,000, and in the case of Louis F. Salchow, Vice President, to the sum of $30,000, as such net profits for such fiscal year shall bear to the sum of $2,500,000.

Resolution Adopted August 27, 1954
----------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, March 28, 1952,
     February 4, 1953 and June 26, 1953, respectively, be, and the same hereby is, further amended to provide that, until further order of this Board, if the net profits of the Corporation as defined in said resolution of January 27, 1950 shall for any fiscal year beginning after February 28, 1954 exceed the sum of $2,500,000, then any bonus payable to any such officer for such fiscal year under said resolution of January 27, 1950 as amended by said resolutions of February 24, 1950, June 30, 1950, February 23, 1951, March 28, 1952, February 4, 1953, and June 26, 1953 shall in no event exceed the greater of (i) an amount which when added to the basic salary of such officer for such year shall equal, in the case of each of Jacob Sapirstein, President, Irving I. Stone, Vice President, Morris S. Stone, Vice President, and Harry H. Stone, Vice President, the sum of $50,000, and in the case of Joe Zel, Vice President, the sum of $48,000, and in the case of Louis F. Salchow, Vice President, the sum of $30,000, or (ii) an amount determined by multiplying the basic salary of such officer for such year by one-half of the ratio which such net profits in excess of $2,500,000 bear to $2,500,000.

Resolution Adopted January 27, 1956
-----------------------------------

          RESOLVED that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, March 1952, February 1953, June 1953, 28, 4, 26, and August 27, 1954, respectively, be, and the same hereby is, further amended to provide that, until further order of this Board, the basic salary upon which the bonus payable thereunder (other than the bonus determined by applying the maximum limitations prescribed by such resolutions) to any officer for any fiscal year, beginning with the current fiscal year, is computed shall be his annual rate of salary at the end of such fiscal year.

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Resolution Adopted October 14, 1958
-----------------------------------

     RESOLVED, that the executives' bonus plan as set forth in the resolutions with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23,1951, March 28, 1952, February 4, 1953, June 26,
1953, August 27, 1954 and January 27, 1956 be, and the same hereby is, further amended to provide that, until further order of this Board, (1) the bonus payable to Joe Zel for the current fiscal year of the Corporation shall not exceed the lesser of (a) two-thirds of the amount which would be payable to him under said plan without regard to the limitations on his bonus therein set forth or the limitations of this resolution, or (b) two-thirds of the greater of
(i) the amount which when added to his basic salary for such year shall equal the sum of $48,000 or (ii) the amount determined by multiplying his basic salary (as defined in said resolution of January 27, 1956) for such year by one-half the ratio which the net profits of the Corporation for such year (as defined in said resolution of January 27, 1950) in excess of $2,500,000 bear to $2,500,000; and (2) Joe Zel shall not be entitled to receive any bonus under said plan for any subsequent fiscal year of the Corporation.


Resolution Adopted May 29, 1959
-------------------------------

     FURTHER RESOLVED, that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at the meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, March 28, 1952, February 4,
1953, June 26,1953, August 27, 1954, January 27, 1956 and October 14, 1958 be
and the same hereby is further amended to provide that, until further order of this Board, Jacob Sapirstein and Louis F. Salchow shall not be entitled to receive any bonus under said plan for the current or any subsequent fiscal year of the Corporation.
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Resolution Adopted August 7, 1959
---------------------------------


     RESOLVED, that the executives' bonus plan as set forth in the resolution with reference thereto adopted at the meeting of the Board of Directors held on January 27, 1950 and as amended by the resolutions with reference thereto adopted at meetings of the Board of Directors held on February 24, 1950, June 30, 1950, February 23, 1951, March 28, 1952, February 4, 1953, June 26, 1953,
August 27, 1954, January 27, 1956, October 14, 1958 and May 29, 1959 be and the same hereby is further amended so that, until further order of this Board, the clause appearing in said resolution adopted at the meeting of the Board of Directors held on January 27, 1950 that reads as follows:

     "provided, further, that no bonus shall be paid to any of said officers with respect to any fiscal year of the Corporation as of the end of which the Corporation does not have an excess of current assets over liabilities, as defined in the notes dated June 28, 1946 by the Corporation to The Cleveland Trust Company and The National City Bank of Cleveland in the amounts of $500,000 each, of at least $1,000,000 and a ratio of current assets to such liabilities of at least 1.75 to 1, all determined as provided in said notes"

shall be changed to read as follows:

     "provided, further, that no bonus shall be paid to any of said officers with respect to any fiscal year of the Corporation as of the end of which the Corporation does not have an excess of current assets over current liabilities of at least $1,000,000 and a ratio of current assets to current liabilities of at least 1.75 to 1".


Resolution Adopted July 24, 1969
--------------------------------

     RESOLVED, that the Executive Bonus Plan adopted on January 27, 1950 and as amended, be and the same hereby is further amended to provide that Harry H. Stone shall not be entitled to receive any bonus under said Plan for the current or any subsequent fiscal year of the Company.

Resolution Adopted January 12, 1979
-----------------------------------

     FURTHER RESOLVED, that the Executive Bonus Plan as set forth in the resolutions with reference thereto adopted at the meeting of the Board of Directors held January 27, 1950 and as subsequently amended, is hereby further amended as follows:

          "the term 'net profits' as appearing in said Plan shall be defined to mean 'the net profits of American Greetings Corporation before adjustment for equity gains and losses of any subsidiary corporation, any dividend received from any subsidiary corporation, capital gains and losses, all taxes based on or measured by net income, all contributions made or to be made to the American Greetings Corporation Employees' Retirement Profit Sharing Plan as such Plan now exists or may be amended and these bonuses;'"
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                         AMERICAN GREETINGS CORPORATION



                     Action by Directors without a Meeting
                     -------------------------------------


               The undersigned, constituting all of the directors of the Corporation, acting without a meeting pursuant to Section 1701.54 of the Ohio General Code, hereby adopt, effective April 10, 1980, the following resolution:

               WHEREAS, in light of limitations applicable to the compensation of other employees of the Corporation, such action is considered necessary and appropriate and in the best interests of the Corporation,

               RESOLVED, that amounts payable to executives under the Executive Bonus Plan of the Corporation for its fiscal year ended February 29, 1980 shall be limited to the amounts payable under such plan to such executives, respectively, for the fiscal year ended February 28, 1979.



               FURTHER RESOLVED, that except as above set forth such Plan shall continue in force unchanged.


Date: April 28   , 1980           /s/ Frank E. Joseph
     ------------               -----------------------------
                                Frank E. Joseph

                                  /s/ Albert B. Ratner
Date: April 28   , 1980         ----------------------------
     ------------               Albert B. Ratner

Date: April 28   , 1980            /s/ Jacob Sapirstein
     -----------                -------------------------------
                                Jacob  Sapirstein

Date: April 10  ,  1980            /s/ Sy Scheckner
     -----------                -------------------------------
                                Sy Scheckner

Date: April 10  ,  1980              /s/ Harry H. Stone
     -----------                -------------------------------
                                Harry  H. Stone

Date: April 10  ,  1980            /s/ Irving I. Stone
     -----------                -------------------------------
                                Irving I. Stone

Date: April 10  ,  1980            /s/ Morris S. Stone
     -----------                -------------------------------
                                 Morris S. Stone

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Date: April 10  , 1980             /s/ Morry Weiss
     -----------                -------------------------------
                                Morry Weiss


Date: April 10  , 1980             /s/ Morton Wyman
     -----------                -------------------------------
                                Morton Wyman
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                                                                            1912

                         AMERICAN GREETINGS CORPORATION

                      Action by Directors without a Meeting
                      -------------------------------------



      The undersigned, constituting all of the directors of the Corporation, acting without a meeting pursuant to Section 1701.54 of the Ohio General Code, hereby adopt, effective March 24, 1981, the following resolution:



      WHEREAS, the participants under the Executive Bonus Plan of the Corporation have agreed to limit the amount of bonus to be paid to them pursuant to such Plan for the fiscal year ended February 28, 1981 and such action is considered acceptable, appropriate and in the best interest of the Corporation,

            RESOLVED, that the amount payable to executives under the Executive Bonus Plan of the Corporation for its fiscal year ended February 28, 1981 shall be limited to the amount of $210,000.

            FURTHER RESOLVED, that except as above set forth such Plan shall continue in force unchanged.



Date:  4/21/81             /s/ Morry Weiss for Jacob Sapirstein Attorney-in-fact
     --------------       -------------------------------
                          Jacob Sapirstein

Date:  Mar 30/1981         /s/ Irving I. Stone
     --------------       -------------------------------
                          Irving I. Stone

Date:   4-3-81             /s/ Morris S. Stone
     --------------       -------------------------------
                          Morris S. Stone

Date: 3/30/81              /s/ Harry H. Stone
     --------------       -------------------------------
                          Harry H. Stone

Date: 3/30/81              /s/ Morry Weiss
     --------------       -------------------------------
                          Morry Weiss

Date:  3/30/81             /s/ Morton Wyman
     --------------       -------------------------------
                          Morton Wyman

Date:   4/13/81            /s/ Frank E. Joseph
     --------------       -------------------------------
                          Frank E. Joseph

Date:   4/15/81            /s/ Albert B. Ratner
     --------------       -------------------------------
                          Albert B. Ratner

Date:  4/22/81             /s/ Sy Scheckner
     --------------       -------------------------------
                          Sy Scheckner